UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 29, 2002
                -------------------------------------------------
                Date of Report (Date of earliest event reported)



                              PEOPLES BANCORP INC.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                      ------------------------------------
                             Commission File Number


              Ohio                                      31-0987416
--------------------------------------    -----------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification No.)
  of incorporation)

                    138 Putnam Street
                        PO Box 738
                      Marietta, Ohio                             45750
------------------------------------------------------    ------------------
         (Address of principal executive office)               (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                  Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On March 29, 2002, Peoples Bancorp Inc. announced it will report first quarter gains and increased operating earnings. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

           EXHIBIT NUMBER                DESCRIPTION

                 99                      News Release issued March 29, 2002

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Regulation FD Disclosure
         Not applicable.
..

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  March 29, 2002                      PEOPLES BANCORP INC.
                                           --------------------
                                           Registrant



                                  By: /s/  ROBERT E. EVANS
                                           -------------------------------------

                                           Robert E. Evans
                                           President and Chief Executive Officer



                                INDEX TO EXHIBITS
Exhibit Number             Description                  Page
--------------            -----------------------      ------
99                         News Release issued            4